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                                                                 Exhibit 10.17.1

                                   AMENDMENT 1

THIS AMENDMENT 1 ("Amendment 1") is made and entered into this 19 day February, 2002, by and between Williams Communications, LLC, a Delaware limited liability company ("Williams") and Universal Access, Inc., a Delaware corporation ("Customer") having it's principal place of business at Sears Tower, 223 S. Wacker, Suite 600, Chicago, Illinois 60606.

WHEREAS, Williams and Customer are parties to that certain Master Services Agreement dated October 1, 2001, contract number 01R1966.00 (the "Agreement");

WHEREAS, Williams and Customer desire to amend the Agreement;

NOW, THEREFORE in consideration of the foregoing premises and mutual promises and covenants of the parties hereto, the receipt and sufficiency of which is hereby acknowledged, Williams and Customer agree to amend the Agreement as follows:

1. Section 1.1, Table A is hereby amended to include Schedule 17, Managed Services.

2. Section 2.3(c), of the Agreement is deleted in its entirety and replaced with the following:

   c. In determining whether the annual charges are of a sufficient dollar amount to meet Customer's Revenue Commitment, Williams will include the monthly recurring charges for Williams' Services. The monthly recurring charges for Williams Service(s) (including one month's charge for pending circuits prior to their delivery subject to the last sentence of the following paragraph), and any charges for any circuit or bandwidth ordered by Customer from Williams pursuant to any circuit or bandwidth trade, whether directly between the parties or through a broker, and whether any such trade is governed by a separate agreement between the parties, shall be considered an "Applicable Service". The term Applicable Service shall also include all charges and fees associated with any such circuit or bandwidth and any paid Deficiency Amounts, (as discounted, if applicable) and any credits to which Customer may be entitled pursuant to this Agreement as. well as any amounts paid by Customer pursuant to Section 3 of Schedule 17 for Managed Services. The foregoing not withstanding, the Applicable Services will not include late charges, non-recurring charges, ancillary charges, payment penalties, taxes and other government imposed surcharges, payments made by Customer for Third Party Services (including but not limited to Third Party Local Access Service), amounts paid for Equipment Sales and Travel Expenses associated with Managed Services as specified in Attachment 1 to Schedule 17, and amounts paid to reimburse Williams for costs paid by Williams to any Third Party Provider.

   To the extent that, in any year during the Term of this Agreement, Customer fails to have a total aggregate billing of Applicable Services from Williams greater than or equal to the Annual Minimum amount applicable to a year, Williams shall invoice Customer, on Customer's current or next invoice, and Customer hereby agrees to pay, an amount equal to the difference between the Annual Minimum amount and the amount of Applicable Services actually purchased by Customer (the "Deficiency Amount") for such year. The parties agree that the Deficiency Amount represents liquidated damages, and is based on Customer's commitment to meet the Annual Minimum amount during each year of the Term of this Agreement and Williams' agreement to the discounted prices set forth in the Service Schedules attached hereto, which are based upon such commitment. Notwithstanding the foregoing, in the event that Customer has not taken delivery of an Applicable Service within forty-five
   (45) days after the end of the immediately preceding year, then Williams shall not count the monthly recurring charges for Williams' Services as set forth in such Service Orders towards Customer's Annual Minimum.

3. Except as specifically amended herein, all the covenants, terms and conditions and provisions contained in the Agreement shall remain unchanged and in full force and effect.

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                                   AMENDMENT 1

IN WITNESS WHEREOF, the parties have executed this Amendment 1 on the day and year first set forth above.

UNIVERSAL ACCESS, INC.                       WILLIAMS COMMUNICATIONS, LLC:
/s/ Brian Coderre                            /s/ Robert Traill
-----------------------------------          -----------------------------------
Signature of Authorized                      Signature of Authorized
Representative                               Representative
Brian Coderre                                Robert Traill
-----------------------------------          -----------------------------------
Printed Name                                 Printed Name
Senior VP Carrier Relations                  VP Strategic Sourcing
-----------------------------------          -----------------------------------
Title                                        Title
2-14-02                                      2-19-02
-----------------------------------          -----------------------------------
Date                                         Date

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